Exhibit 99.1

Quarterly Earnings and
Supplemental Operating and Financial Data

For the Three Months Ended March 31, 2008

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three Months Ended March 31, 2008

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) filed with the SEC, including risks related to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, or (vi) changes in accessibility of debt and equity capital markets. Copies of periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com and may be obtained free of charge by calling Lexington at 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Lexington Realty Trust TRADED: NYSE: LXP One Penn Plaza, Suite 4015 New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, May 8, 2008

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2008 RESULTS

New York, NY – May 8, 2008 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2008.

First Quarter 2008 Highlights
•	Total gross revenues increased 33.2% to $107.6 million
•	Company Funds From Operations (“FFO”) of $44.3 million or $0.42 per diluted share/unit(1)
•	24 new and renewal leases executed, totaling approximately 1.2 million square feet
•	$124.1 million in real estate dispositions at a 6.5% cap rate
•	Generated cash of $72.5 million through co-investment program closing
•	Obtained $70.0 million in five year, 5.5% fixed rate term loans
•	Repurchased $100 million face amount of Exchangeable Notes at 12.6% discount
(1)	See the last page of this press release for a reconciliation of GAAP net income to FFO.

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “We are satisfied with our results for the quarter, as we continued our track record of producing stable cash flow, paying a well supported dividend and maintaining a solid balance sheet position.  We continue to be pleased with our leasing results with 24 leases executed in the quarter totaling 1.2 million square feet, and our capital recycling activities continue to bear fruit even in a more challenging disposition environment. Sales activity totaled $124.1 million at an average cap rate of approximately 6.5%.  During the quarter, we further strengthened our balance sheet by reducing debt by $320 million through exchangeable notes repurchases and repayment of mortgages. We believe that our balance sheet flexibility will enable us to take advantage of favorable investment opportunities that are expected to arise over the balance of the year. With our strategic restructuring plan substantially complete, we look forward to growing our portfolio and expect the majority of our investments to take place through existing and to-be-formed joint ventures and co-investment programs.”

FINANCIAL RESULTS
Revenue

For the quarter ended March 31, 2008, total gross revenues increased 33.2% to $107.6 million, compared with total gross revenues of $80.8 million for the quarter ended March 31, 2007.  The increase is primarily due to the acquisition of properties in our former co-investment programs during the second quarter of 2007.

Net Income (Loss) Allocable to Common Shareholders

For the quarter ended March 31, 2008, net income allocable to common shareholders was $0.8 million, or $0.01 per diluted share, compared with a net loss allocable to common shareholders for the quarter ended March 31, 2007 of ($3.4) million, or ($0.05) per diluted share.

Company FFO Applicable to Common Shareholders/Unitholders

For the quarter ended March 31, 2008, Company FFO was $44.3 million, or $0.42 per diluted share/unit, compared with Company FFO for the quarter ended March 31, 2007 of $48.7 million, or $0.42 per diluted share/unit.  Company FFO for the quarter ended March 31, 2008 was impacted by several unusual items, including activity in co-investment programs, totaling a net benefit of approximately $0.04 per diluted share/unit.  In the first quarter, the Company incurred severance charges totaling $2.0 million, formation costs of $0.9 million relating to a co-investment program, and impairment charges of $5.4 million, which were more than offset by debt satisfaction gains of $12.3 million. Adjusted for these items, Company FFO per diluted share/unit decreased primarily due to the disposition of properties during 2007 and the first quarter of 2008 and the $2.10 per share/unit special dividend/distribution paid in January, 2008.

Balance Sheet

The Company’s balance sheet position continues to provide ample liquidity to deploy as investment opportunities become available.  At March 31, 2008, Lexington had approximately $2.7 billion in debt outstanding, equating to a debt-to-total capitalization of approximately 59.6%.   As of March 31, 2008, the weighted average interest rate on the Company’s debt was 5.73% with a weighted average maturity of 7.2 years. Approximately 92% of the Company’s debt is subject to fixed interest rates.

Common Share Dividend

On February 21, 2008, Lexington’s Board of Trustees declared a regular quarterly cash dividend/distribution of $0.33 per share/unit, which was paid on April 15, 2008, to common shareholders/unitholders of record as of March 31, 2008, and which equated to an annualized dividend of $1.32 per share.

OPERATING ACTIVITIES

Dispositions

During the quarter ended March 31, 2008, Lexington sold its interest in three properties to third parties for an aggregate sales price of $124.1 million. In addition, Lexington sold/contributed 11 properties to its co-investment program with Inland American Real Estate Trust raising $72.5 million in proceeds.

Leasing Activity

At March 31, 2008, Lexington’s total portfolio was approximately 95.2% leased.  For the quarter ended March 31, 2008, Lexington executed 24 leases (new and renewal) for approximately 1.2 million square feet.

2008 EARNINGS GUIDANCE

Lexington reaffirmed its previously disclosed Company FFO guidance range of $1.56 to $1.64 per diluted share/unit for the full year ended December 31, 2008.  This guidance excludes the impact of the 100 Light Street lease termination transaction and other non-recurring items. This guidance is based on current expectations and is forward-looking.

1ST QUARTER 2008 CONFERENCE CALL

The Company will host a conference call, today, Thursday, May 8, 2008, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2008. Interested parties may participate in this conference call by dialing (877) 407-0778 or (201) 689-8565. A replay of the call will be available through June 8, 2008, at (877) 660-6853, Account #: 286, Conference ID #: 281551.

A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through May 8, 2009.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“ SEC”) on February 29, 2008 (the "Form 10-K") and other periodic reports filed with the SEC, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects", “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three months ended March 31, 2008 and 2007
(Unaudited and in thousands, except share and per share data)

	2008	2007
Gross revenues:
Rental	$97,235	$74,605
Advisory and incentive fees	311	719
Tenant reimbursements	10,042	5,440
Total gross revenues	107,588	80,764

Expense applicable to revenues:
Depreciation and amortization	(56,301)	(48,066)
Property operating	(19,460)	(11,167)
General and administrative	(11,067)	(8,817)
Non-operating income	2,106	2,390
Interest and amortization expense	(43,357)	(30,072)
Debt satisfaction gains, net	9,706	—

Loss before provision for income taxes, minority interests, equity in earnings of non-consolidated entities, gains on sales of properties-affiliates and discontinued operations	(10,785)	(14,968)
Provision for income taxes	(1,344)	(542)
Minority interests share of (income) loss	(8,493)	9,879
Equity in earnings of non-consolidated entities	5,548	3,504
Gains on sales of properties-affiliates	23,169	—
Income (loss) from continuing operations	8,095	(2,127)

Discontinued operations:
Income from discontinued operations	1,697	7,538
Provision for income taxes	(13)	(1)
Gains on sales of properties	687	—
Impairment charge	(2,694)	—
Minority interests share of (income) loss	40	(3,195)
Total discontinued operations	(283)	4,342
Net income	7,812	2,215
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)
Dividends attributable to preferred shares – Series C	(2,519)	(2,519)
Dividends attributable to preferred shares – Series D	(2,926)	(1,522)
Net income (loss) allocable to common shareholders	$777	$(3,416)

Income (loss) per common share – basic:
Income (loss) from continuing operations, after preferred dividends	$0.01	$(0.11)
Income (loss) from discontinued operations	—	0.06
Net income (loss) allocable to common shareholders	$0.01	$(0.05)

Weighted average common shares outstanding – basic	59,826,579	68,538,404

Income (loss) per common share – diluted:
Income (loss) from continuing operations, after preferred dividends	$0.01	$(0.11)
Income (loss) from discontinued operations	—	0.06
Net income (loss) allocable to common shareholders	$0.01	$(0.05)

Weighted average common shares outstanding – diluted	59,837,094	68,538,404

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2008 (Unaudited) and December 31, 2007
(In thousands, except share and per share data)

	March 31,	December 31,
	2008	2007
Assets:
Real estate, at cost	$3,840,613	$4,095,278
Less: accumulated depreciation and amortization	368,628	379,831
	3,471,985	3,715,447
Properties held for sale – discontinued operations	63,411	150,907
Intangible assets, net	460,226	516,698
Cash and cash equivalents	108,450	412,106
Restricted cash	56,294	4,185
Investment in and advances to non-consolidated entities	229,825	226,476
Deferred expenses, net	38,854	42,040
Notes receivable	68,677	69,775
Rent receivable – current	21,070	25,289
Rent receivable – deferred	17,090	15,303
Other assets	71,686	86,937
	$4,607,568	$5,265,163
Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$2,128,167	$2,312,422
Exchangeable notes payable	350,000	450,000
Trust notes payable	200,000	200,000
Contract rights payable	13,801	13,444
Dividends payable	26,912	158,168
Liabilities – discontinued operations	38,436	119,093
Accounts payable and other liabilities	49,045	49,442
Accrued interest payable	13,044	23,507
Deferred revenue - below market leases, net	191,326	217,389
Prepaid rent	27,686	16,764
	3,038,417	3,560,229
Minority interests	667,395	765,863
	3,705,812	4,326,092
Commitments and contingencies

Shareholders’ equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $155,000, 3,100,000 shares issued and outstanding	150,589	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Special Voting Preferred Share, par value $0.0001 per share; authorized, issued and outstanding 1 share	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 60,236,849 and 61,064,334 shares issued and outstanding in 2008 and 2007, respectively	6	6
Additional paid-in-capital	1,019,469	1,033,332
Accumulated distributions in excess of net income	(487,253)	(468,167)
Accumulated other comprehensive loss	(7,144)	(2,778)
Total shareholders’ equity	901,756	939,071
	$4,607,568	$5,265,163

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(in thousands, except share data)

	Three Months Ended March 31,
	2008	2007
EARNINGS PER SHARE:
Basic
Income (loss) from continuing operations	$8,095	$(2,127)
Less preferred dividends	(7,035)	(5,631)
Income (loss) allocable to common shareholders from continuing operations - basic	1,060	(7,758)
Total income (loss) from discontinued operations - basic	(283)	4,342
Net income (loss) allocable to common shareholders - basic	$777	$(3,416)

Weighted average number of common shares outstanding	59,826,579	68,538,404
Per share data:
Income (loss) from continuing operations, after preferred dividends	$0.01	$(0.11)
Income (loss) from discontinued operations	-	0.06
Net income (loss) allocable to common shareholders	$0.01	$(0.05)

Diluted
Income (loss) allocable to common shareholders from continuing operations - basic	$1,060	$(7,758)
Adjustments:
Incremental income attributed to assumed conversion of dilutive securities	-	-
Income (loss) allocable to common shareholders from continuing operations - diluted	1,060	(7,758)
Total income (loss) from discontinued operations - diluted	(283)	4,342
Net income (loss) allocable to common shareholders - diluted	$777	$(3,416)

Weighted average number of shares used in calculation of basic earnings per share	59,826,579	68,538,404
Add incremental shares representing:
Shares issuable upon exercise of employee share options/ non-vested shares	10,515	-
Shares issuable upon conversion of dilutive interests	-	-
Weighted average number of shares used in calculation of diluted earnings per common share	59,837,094	68,538,404
Per share data:
Income (loss) from continuing operations, after preferred dividends - diluted	$0.01	$(0.11)
Income (loss) from discontinued operations - diluted	-	0.06
Net income (loss) allocable to common shareholders - diluted	$0.01	$(0.05)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(in thousands, except share data)

	Three Months Ended March 31,
	2008	2007
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) allocable to common shareholders	$777	$(3,416)
Adjustments:
Depreciation and amortization	55,956	54,632
Minority interests - OP units	7,534	(7,419)
Amortization of leasing commissions	592	253
Joint venture and minority interest adjustment	705	2,114
Preferred dividends - Series C	2,519	2,519
Gains on sale of properties	(23,856)	-
Minority interest- sale of property	84	-
Company FFO	$44,311	$48,683

Basic:
Weighted average shares outstanding - basic EPS	59,826,579	68,538,404
Operating Partnership Units	39,644,176	40,548,922
Preferred Shares - Series C	6,721,730	5,779,330
Weighted average shares outstanding – basic Company FFO	106,192,485	114,866,656
Company FFO per share	$0.42	$0.42

Diluted:
Weighted average shares outstanding - diluted EPS	59,837,094	68,538,404
Common shares options	-	630
Operating Partnership Units	39,644,176	40,548,922
Preferred Shares - Series C	6,721,730	5,779,330
Weighted average shares outstanding - diluted Company FFO	106,203,000	114,867,286
Company FFO per share	$0.42	$0.42

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
Major Markets
03/31/2008

	Core Based Statistical Area (2)	% of Annualized GAAP Rent at 3/31/2008 (1)
1	Dallas-Fort Worth-Arlington, TX	8.9%
2	Los Angeles-Long Beach-Santa Ana, CA	7.2%
3	Houston-Sugar Land-Baytown, TX	6.4%
4	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.9%
5	Memphis, TN-MS-AR	3.7%
6	Baltimore-Towson, MD	3.6%
7	Orlando-Kissimmee, FL	3.4%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3.3%
9	Atlanta-Sandy Springs-Marietta, GA	3.3%
10	Detroit-Warren-Livonia, MI	2.3%
11	Richmond, VA	2.0%
12	Indianapolis-Carmel, IN	1.8%
13	Charlotte-Gastonia-Concord, NC-SC	1.8%
14	Boston-Cambridge-Quincy, MA-NH	1.8%
15	Chicago-Naperville-Joliet, IL-IN-WI	1.8%
16	Columbus, OH	1.7%
17	Salt Lake City, UT	1.7%
18	Kansas City, MO-KS	1.7%
19	Seattle-Tacoma-Bellevue, WA	1.5%
20	Phoenix-Mesa-Scottsdale, AZ	1.5%
21	Beaumont-Port Arthur, TX	1.4%
22	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.4%
23	San Antonio, TX	1.4%
24	Columbus, IN	1.2%
25	San Francisco-Oakland-Fremont, CA	1.2%
26	Miami-Fort Lauderdale-Pompano Beach, FL	1.2%
27	Cincinnati-Middletown, OH-KY-IN	1.1%
28	Las Vegas-Paradise, NV	1.1%
29	Harrisburg-Carlisle, PA	1.0%
30	Honolulu, HI	1.0%
	Areas which account for 1% or greater of total GAAP rent (3)	77.2%

(1) Calculated by annualizing first quarter 2008 GAAP rent recognized for consolidated properties owned as of 3/31/2008.

(2)  A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
3/31/2008

Industry Category	% of Annualized GAAP Rent at 3/31/2008 (1)
Finance/Insurance	17.8%
Energy	10.7%
Technology	8.8%
Automotive	8.7%
Food	7.1%
Aerospace/Defense	6.7%
Consumer Products/Other	5.6%
Media/Advertising	5.1%
Transportation/Logistics	5.0%
Healthcare	4.7%
Service	3.2%
Retail Department & Discount	2.6%
Printing/Production	2.2%
Construction Materials	2.1%
Telecommunications	1.9%
Apparel	1.7%
Other	1.4%
Real Estate	1.4%
Retail - Specialty	1.3%
Security	1.0%
Retail - Electronics	1.0%
Health/Fitness	0.1%
Total (2)	100.0%

(1) Calculated by annualizing first quarter 2008 GAAP rent recognized for consolidated properties owned as of 3/31/2008.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
03/31/2008

	Annualized GAAP Rent at 3/31/08 ($000) (1)	Percentage
Asset Class
Office	$ 269,036	72.0%
Industrial	$ 72,668	19.4%
Retail	$ 23,060	6.2%
Specialty	$ 9,108	2.4%
	$ 373,872	100.0%
Credit Rating
Investment Grade	$ 207,264	55.4%
Non-Investment Grade	$ 52,080	14.0%
Unrated	$ 114,528	30.6%
	$ 373,872	100.0%

Tenant or Guarantor	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Annualized GAAP Rent at 3/31/08 ($000) (1)	% of Annualized GAAP Rent at 3/31/2008 (1) (2)
Raytheon Company	3	969,354	2.3%	$ 13,452	3.6%
St. Paul Fire and Marine Insurance Company	1	523,240	1.2%	13,100	3.5%
Baker Hughes, Inc.	3	995,971	2.4%	12,408	3.3%
Bank of America	11	735,253	1.8%	10,420	2.8%
Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	8,836	2.4%
Dana Corporation	6	1,902,414	4.5%	8,300	2.2%
Federal Express Corporation	3	702,976	1.7%	8,164	2.2%
Harcourt Brace & Company (Reed Elsevier, Inc.)	2	915,098	2.2%	7,164	1.9%
Morgan, Lewis & Bockius, LLC	2	293,170	0.7%	6,804	1.8%
Wells Fargo	3	354,732	0.8%	6,716	1.8%
	35	7,598,801	18.1%	$ 95,364	25.5%

(1) Calculated by annualizing first quarter 2008 GAAP rent recognized for consolidated properties owned as of 3/31/2008.
(2) Total shown may differ from detailed amounts due to rounding.

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2008	5/30/2008	13651 McLearen Rd.	Herndon	VA	--	Boeing Service Company (The Boeing Company)	159,664	$ 2,868	$ 2,548	$ -
	8/31/2008	17770 Cartwright Rd.	Irvine	CA	--	Associates First Capital Corporation	136,180	$ 5,752	$ 3,140	$ 2,400
	9/30/2008	5757 Decatur Blvd.	Indianapolis	IN	--	Damar Services, Inc.	5,756	$ 40	$ 40	$ 10
	12/19/2008	10 John St.	Clinton	CT	--	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	41,188	$ 812	$ 1,560	$ -
	12/31/2008	1500 Hughes Way	Long Beach	CA	--	Raytheon Company	490,054	$ 16,988	$ 10,040	$ 9,291
2009	3/31/2009	6277 Sea Harbor Dr.	Orlando	FL	--	Harcourt Brace & Company (Reed Elsevier, Inc.)	355,840	$ 4,644	$ 3,736	$ 3,735
	4/30/2009	5550 Tech Center Dr.	Colorado Springs	CO	--	Federal Express Corporation	61,690	$ 2,212	$ 748	$ -
	8/31/2009	2706 Media Center Dr.	Los Angeles	CA	--	Sony Electronics, Inc.	20,203	$ 280	$ 272	$ -
		1311 Broadfield Blvd.	Houston	TX	--	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	52,731	$ 1,124	$ 1,128	$ -
	9/15/2009	15375 Memorial Dr.	Houston	TX	--	BP America Production Company	327,325	$ 3,600	$ 4,252	$ -
	9/30/2009	295 Chipeta Way	Salt Lake City	UT	--	Northwest Pipeline Corporation	295,000	$ 6,320	$ 6,320	$ 3,463
		600 Business Center Dr.	Lake Mary	FL	--	JP Morgan Chase Bank	125,155	$ 3,092	$ 2,656	$ 3,203
		550 Business Center Dr.	Lake Mary	FL	--	JP Morgan Chase Bank	125,920	$ 2,992	$ 2,592	$ 3,103
		100 Light St.	Baltimore	MD	--	St. Paul Fire and Marine Insurance Company	523,240	$ 25,832	$ 13,100	$ -
	10/31/2009	10300 Kincaid Dr.	Fishers	IN	--	Bank One Indiana, N.A.	193,000	$ 3,380	$ 2,776	$ -
	11/30/2009	5724 W. Las Positas Blvd.	Pleasanton	CA	--	NK Leasehold	40,914	$ 828	$ 680	$ -
	12/31/2009	400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	$ 1,368	$ 1,304	$ -
		1701 Market St.	Philadelphia	PA	(6)	Sun National Bank	5,315	$ 212	$ 212	$ -
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	56,515	$ 768	$ 716	$ -
	1/31/2010	389-399 Interpace Hwy.	Parsippany	NJ	--	Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	206,593	$ 9,012	$ 8,836	$ -
		4848 129th East Ave.	Tulsa	OK	--	Metris Direct, Inc. (Metris Companies, Inc.)	101,100	$ 1,308	$ 1,308	$ -
	2/10/2010	130 E. Shore Dr.	Glen Allen	VA	--	Capital One Services, Inc.	79,675	$ 1,016	$ 1,072	$ 1,070
	2/28/2010	9950 Mayland Dr.	Richmond	VA	--	Circuit City Stores, Inc.	288,000	$ 2,860	$ 2,792	$ 4,079
	3/31/2010	120 E. Shore Dr.	Glen Allen	VA	--	Capital One Services, Inc.	77,045	$ 980	$ 1,008	$ 1,042
	7/31/2010	350 Pine St.	Beaumont	TX	--	Honeywell International, Inc.	7,045	$ 108	$ 108	$ -
	10/31/2010	12209 W. Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	36,311	$ 236	$ 236	$ 237
		13430 N. Black Canyon Fwy.	Phoenix	AZ	--	Bull HN Information Systems, Inc.	63,847	$ 724	$ 700	$ -
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	--	PacifiCare Health Systems, Inc.	142,500	$ 1,640	$ 1,620	$ 1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	--	Minnesota Mining and Manufacturing Company	44,400	$ 628	$ 604	$ 475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	(6)	The Wackenhut Corporation	96,118	$ 1,812	$ 1,812	$ -
	3/31/2011	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	103,260	$ 2,284	$ 2,276	$ -
	9/30/2011	200 Lucent Ln.	Cary	NC	--	Lucent Technologies, Inc.	124,944	$ 2,148	$ 2,056	$ -
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	--	Sun Trust Bank	63,800	$ 676	$ 756	$ 675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	--	AS Watson (Health and Beauty Continental Europe) BV	17,610	$ 368	$ 368	$ -
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	--	Daimler Chrysler Financial Services Americas, LLC	130,290	$ 3,660	$ 3,456	$ -
		200 Milik St.	Carteret	NJ	--	Pathmark Stores, Inc.	149,100	$ 1,760	$ 936	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
2012	1/31/2012	1275 NW 128th St.	Clive	IA	--	Principal Life Insurance Company	61,180	$ 800	$ 800	$ 3,996
		4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods North America, Inc.	73,264	$ 1,376	$ 1,384	$ -
		26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	$ 1,844	$ 1,792	$ -
	3/31/2012	3940 South Teller St.	Lakewood	CO	--	Travelers Express, Inc.	68,165	$ 1,168	$ 864	$ 1,295
		1701 Market St.	Philadelphia	PA	(6)	Car-Tel Communications, Inc.	1,220	$ 44	$ 48	$ -
		2300 Litton Ln.	Hebron	KY	--	Zwicker & Assoc., P.C.	49,590	$ 76	$ 80	$ -
	5/31/2012	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Assoc.	52,337	$ 1,252	$ 1,244	$ -
	6/30/2012	275 South Valencia Ave.	Brea	CA	--	Bank of America NT & SA	637,503	$ 8,712	$ 8,796	$ -
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	--	Allstate Insurance Company	84,200	$ 1,372	$ 1,548	$ -
		2300 Litton Ln.	Hebron	KY	--	AGC Automotive Americas Company (AFG Industries, Inc.)	21,542	$ 204	$ 204	$ -
	10/31/2012	4455 American Way	Baton Rouge	LA	--	Bell South Mobility, Inc.	70,100	$ 1,080	$ 1,112	$ 1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	63,049	$ 1,444	$ 1,256	$ -
	11/14/2012	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	176,402	$ 2,204	$ 2,260	$ -
	12/31/2012	3535 Calder Ave.	Beaumont	TX	--	Texas State Bank	49,689	$ 704	$ 704	$ -
		200 Executive Blvd. S	Southington	CT	--	Hartford Fire Insurance Company	153,364	$ 1,680	$ 1,624	$ -
2013	1/31/2013	810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	157,790	$ 2,228	$ 2,252	$ -
		3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Home Mortgage, Inc.	169,083	$ 2,996	$ 3,020	$ -
		12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	62,400	$ 1,076	$ 1,092	$ -
		2300 Litton Ln.	Hebron	KY	--	FTJ FundChoice, LLC	9,164	$ 48	$ 48	$ -
	3/31/2013	8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	268,445	$ 4,636	$ 4,888	$ -
		3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	52,994	$ 372	$ 528	$ -
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--	Honeywell International, Inc.	184,000	$ 960	$ 1,868	$ 960
		1900 L. Don Dodson Dr.	Bedford	TX	--	Transamerica Life Insurance Company	56,449	$ -	$ 644	$ -
	5/31/2013	859 Mount Vernon Hwy.	Atlanta	GA	--	International Business Machines Corporation (Internet Security Systems, Inc.)	50,400	$ 1,160	$ 936	$ -
		6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation (Internet Security Systems, Inc.)	238,600	$ 5,392	$ 5,392	$ -
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	Washington Mutual Home Loans, Inc.	177,747	$ 1,748	$ 1,700	$ 1,750
	7/1/2013	800 Ridgelake Blvd.	Memphis	TN	--	The Kroger Company	75,000	$ 1,244	$ 648	$ 421
	7/31/2013	180 Rittenhouse Cir.	Bristol	PA	--	Jones Apparel Group Inc.	96,000	$ 1,004	$ 968	$ -
	8/31/2013	288 North Broad St.	Elizabeth	NJ	--	Bank of America	30,000	$ 772	$ 480	$ 367
		656 Plainsboro Rd.	Plainsboro	NJ	--	Bank of America	4,060	$ 156	$ 104	$ 70
	9/30/2013	9200 S. Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	59,927	$ 1,208	$ 1,160	$ -
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International, Inc.	166,575	$ 1,636	$ 1,556	$ 1,713
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	81,859	$ 1,780	$ 1,872	$ -
2014	1/31/2014	1701 Market St.	Philadelphia	PA	--	Morgan, Lewis & Bockius, LLC	293,170	$ 4,460	$ 4,464	$ 5,149
		6226 W. Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	282,000	$ 7,736	$ 4,008	$ 2,754
	3/15/2014	101 E. Erie Building	Chicago	IL	--	FCB Worldwide, Inc. (Interpublic Group of Companies, Inc.)	227,569	$ 4,064	$ 4,908	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank N.A.	169,218	$ 3,324	$ 3,448	$ -
	7/31/2014	350 Pine St.	Beaumont	TX	--	Entergy Gulf States	125,406	$ 1,064	$ 1,264	$ -
		16676 Northchase Dr.	Houston	TX	--	Anadarko Petroleum Corporation	101,111	$ 1,588	$ 1,628	$ -
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	--	BASF Corporation	95,500	$ 2,244	$ 2,124	$ -
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	84,404	$ 1,892	$ 2,016	$ -
		700 US Hwy Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	115,558	$ 2,024	$ 2,848	$ -
		2800 Waterford Lake Dr.	Midlothian	VA	--	Alstom Power, Inc.	99,057	$ 1,520	$ 1,620	$ -
	12/14/2014	5150 220th Ave.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	106,944	$ 2,056	$ 2,152	$ -
		22011 SE 51st St.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	95,600	$ 1,856	$ 1,936	$ -
	12/31/2014	275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	107,872	$ 1,240	$ 1,376	$ -
		180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	226,000	$ 2,624	$ 2,952	$ -
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	187,163	$ 1,160	$ 1,420	$ -
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant N.V.)	125,293	$ 1,976	$ 2,092	$ -
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	--	Cadbury Schweppes Holdings	133,647	$ 212	$ 212	$ -
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	164,689	$ 3,436	$ 3,436	$ 3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating L.P. (Accor S.A.)	138,443	$ 2,992	$ 3,268	$ 3,612
	8/31/2015	1701 Market St.	Philadelphia	PA	(6)	Parkway Corporation	-	$ 2,340	$ 2,340	$ -
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes, Inc.	554,385	$ 252	$ 3,080	$ 6,596
		12645 W. Airport Rd.	Sugar Land	TX	--	Baker Hughes, Inc.	165,836	$ 168	$ 1,952	$ 1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	97,000	$ 1,112	$ 1,256	$ -
2016	3/31/2016	13430 N. Black Canyon Fwy.	Phoenix	AZ	(8)	Money Management International	28,710	$ -	$ 624	$ -
	4/30/2016	2000 Eastman Dr.	Milford	OH	--	Siemens Product Lifecycle Management Software, Inc.	221,215	$ 2,196	$ 1,580	$ 3,102
		11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	180,507	$ 2,116	$ 3,188	$ 2,531
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	--	Visiting Nurse Association	48,027	$ 476	$ 616	$ -
		13430 N. Black Canyon Fwy.	Phoenix	AZ	--	Associated Billing Services, LLC	17,767	$ 300	$ 308	$ -
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group, Inc.	37,229	$ 484	$ 500	$ -
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	--	Perkin Elmer Instruments, LLC	13,955	$ 220	$ 232	$ -
	12/31/2016	3701 Corporate Dr.	Farmington Hills	MI	--	TEMIC Automotive of North America, Inc.	119,829	$ 3,072	$ 2,444	$ -
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	--	Wells Fargo	16,431	$ 248	$ 248	$ -
	2/28/2017	4200 RCA Blvd.	Palm Beach Gardens	FL	--	Office Suites Plus	18,400	$ -	$ 364	$ -
	4/30/2017	555 Dividend Dr.	Coppell	TX	--	Brinks, Inc.	101,844	$ 1,860	$ 2,048	$ 2,633
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	128,500	$ 2,152	$ 2,372	$ -
2018	5/31/2018	2300 Litton Ln.	Hebron	KY	(8)	Great American Insurance Company	3,145	$ -	$ -	$ 99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	--	AS Watson (Health and Beauty Continental Europe) BV	114,195	$ 3,260	$ 2,704	$ -
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	8,070	$ 196	$ 216	$ -
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	--	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	130,000	$ 1,868	$ 1,976	$ -
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Employers Reinsurance Corporation	320,198	$ 4,200	$ 4,232	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	--	TFC Services (Freeman Decorating Co.)	110,080	$ 1,064	$ 1,488	$ -
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Employers Reinsurance Corporation	155,925	$ 2,004	$ 2,004	$ -
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	521,286	$ 7,356	$ 7,012	$ 5,375
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins Engine Company Inc.	390,100	$ 4,272	$ 4,536	$ 4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	--	John Wiley & Sons, Inc.	141,047	$ 2,396	$ 2,268	$ -
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	--	National Louis University	99,329	$ 1,252	$ 1,676	$ -
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	136,789	$ 2,164	$ 2,244	$ -
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	50,076	$ 764	$ 840	$ -
2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH	--	BMW Financial Services NA, LLC	220,966	$ 2,484	$ 2,536	$ -
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	157,511	$ 2,924	$ 2,924	$ 4,224
	11/30/2021	29 S. Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc.	76,383	$ 2,264	$ 2,328	$ 2,069
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	$ -	$ 2,812	$ -
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	(i) Structure, LLC (Infocrossing, Inc.)	85,200	$ 1,168	$ 1,168	$ -
	12/31/2025	2005 E. Technology Cir.	Tempe	AZ	--	(i) Structure, LLC (Infocrossing, Inc.)	60,000	$ 1,128	$ 1,128	$ -
NA	NA	350 Pine St.	Beaumont	TX	--	(Available for Lease)	87,450	$ -	$ -	$ -
		6301 Gaston Ave.	Dallas	TX	--	(Available for Lease)	65,952	$ -	$ -	$ -
		King St.	Honolulu	HI	--	(Available for Lease)	6,640	$ -	$ -	$ -
		160 Clairemont Ave.	Decatur	GA	--	(Available for Lease)	92,960	$ -	$ -	$ -
		13430 N. Black Canyon Fwy.	Phoenix	AZ	--	(Available for Lease)	28,616	$ -	$ -	$ -
		1600 Viceroy Dr.	Dallas	TX	--	(Available for Lease)	91,345	$ -	$ -	$ -
		599 Ygnacio Valley Rd.	Walnut Creek	CA	--	(Available for Lease)	54,528	$ 40	$ 40	$ -
		1900 L. Don Dodson Dr.	Bedford	TX	--	(Available for Lease)	146,044	$ -	$ -	$ -
		100 E. Shore Dr.	Glen Allen	VA	--	(Available for Lease)	4,156	$ -	$ -	$ -
		250 Rittenhouse Cir.	Bristol	PA	(7)	(Available for Lease)(Prior tenant Jones Apparel Group Inc.)	255,019	$ 1,184	$ 1,296	$ -
		848 Main St. & 849 Front St.	Evanston	WY	--	(Available for Lease)	8,479	$ -	$ -	$ -
		255 California St.	San Francisco	CA	--	(Available for Lease)	12,435	$ -	$ -	$ -
		27404 Drake Rd.	Farmington Hills	MI	--	(Available for Lease)	108,499	$ -	$ -	$ -
Various	Various	160 Clairemont Ave.	Decatur	GA	--	Multi-Tenant	28,726	$ 580	$ 580	$ -
		6301 Gaston Ave.	Dallas	TX	--	Multi-Tenant	91,472	$ 1,100	$ 1,036	$ -
		100 E. Shore Dr.	Glen Allen	VA	--	Multi-Tenant	63,352	$ 1,092	$ 1,160	$ -
		255 California St.	San Francisco	CA	--	Multi-Tenant	157,492	$ 3,684	$ 3,776	$ -
		848 Main St. & 849 Front St.	Evanston	WY	--	Multi-Tenant	21,021	$ 96	$ 152	$ -
		350 Pine St.	Beaumont	TX	--	Multi-Tenant	205,297	$ 1,296	$ 3,080	$ -
		King St.	Honolulu	HI	--	Multi-Tenant	229,905	$ 2,928	$ 2,864	$ -
OFFICE TOTAL/WEIGHTED AVERAGE						94.6% Leased	17,865,291	283,936	269,036

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2008	4/13/2008	191 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	102,960	$ 276	$ 276	$ -
	4/30/2008	6 Doughten Rd.	New Kingstown	PA	--	Carolina Logistics Services	168,000	$ 756	$ 756	$ -
	12/31/2008	1665 Hughes Way	Long Beach	CA	--	Raytheon Company	200,541	$ 2,984	$ 1,680	$ 1,677
2009	5/31/2009	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	401,260	$ 1,028	$ 984	$ -
	12/31/2009	75 North St.	Saugerties	NY	--	Rotron Inc. (EG&G)	52,000	$ 124	$ 232	$ 122
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	--	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	639,600	$ 1,648	$ 1,904	$ 1,813
	12/31/2010	North Wells Rd.	North Berwick	ME	--	United Technologies Corporation	820,868	$ 2,344	$ 2,344	$ 1,811
		1109 Commerce Blvd.	Swedesboro	NJ	--	Linens-n-Things, Inc.	262,644	$ 1,260	$ 1,248	$ 1,300
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	--	Walgreen Company	205,016	$ 508	$ 784	$ 508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	344,700	$ 1,608	$ 1,576	$ -
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	701,819	$ 2,440	$ 2,372	$ -
	9/30/2011	1601 Pratt Ave.	Marshall	MI	--	Joseph Campbell Company	53,600	$ 120	$ 120	$ -
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	--	CEVA Logistics US, Inc. (TNT Holdings BV)	1,164,000	$ 3,104	$ 3,304	$ 2,619
		7111 Crabb Rd.	Temperance	MI	--	CEVA Logistics US, Inc. (TNT Holdings BV)	744,570	$ 2,076	$ 2,212	$ 1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	290,133	$ 1,884	$ 1,836	$ 2,083
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	--	Exel Logistics, Inc. (NFC plc)	252,000	$ 868	$ 864	$ -
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	--	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	79,086	$ 460	$ 440	$ -
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--	Xerox Corporation	202,000	$ 3,660	$ 3,392	$ 3,499
2014	1/2/2014	Moody Commuter & Tech Park	Moody	AL	--	CEVA Logistics US, Inc. (TNT Holdings BV)	595,346	$ 1,052	$ 1,052	$ 1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	--	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	196,946	$ 812	$ 808	$ -
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	90,000	$ 332	$ 316	$ 446
2015	7/31/2015	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Manufacturing Company	458,000	$ 1,944	$ 2,152	$ 2,040
	10/31/2015	3600 Southgate Dr.	Danville	IL	--	Sygma Network, Inc. (Sysco Corporation)	149,500	$ 932	$ 932	$ 1,027
	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)	150,000	$ 452	$ 488	$ 525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	268,104	$ 956	$ 916	$ -
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Harcourt Brace & Company (Reed Elsevier, Inc.)	559,258	$ 3,332	$ 3,428	$ -
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	247,088	$ 792	$ 792	$ -
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Corporation	222,200	$ 684	$ 684	$ 802
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears, Roebuck & Company	780,000	$ 1,592	$ 1,696	$ 1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	330,988	$ 1,088	$ 1,164	$ -
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase, Inc.	244,851	$ 1,052	$ 1,088	$ 1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Atlas Cold Storage America, LLC	296,972	$ 2,544	$ 2,596	$ -
2018	5/31/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	222,103	$ 900	$ 900	$ -
	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	772,450	$ 1,348	$ 1,344	$ 1,347
2019	10/17/2019	10345 Philipp Pkwy	Streetsboro	OH	--	L’Oreal USA, Inc.	649,250	$ 2,292	$ 2,612	$ 3,149

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV)	425,816	$ 3,400	$ 3,400	$ -
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time, Inc.)	229,605	$ 1,084	$ 1,264	$ -
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	107,405	$ 352	$ 368	$ -
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	--	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	$ 5,252	$ -	$ 1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	--	Heidelberg Web Systems, Inc.	500,500	$ 84	$ 1,996	$ -
	3/31/2021	6050 Dana Way	Antioch	TN	--	W.M Wright Company	338,700	$ 1,076	$ 1,076	$ -
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation	120,000	$ 480	$ 404	$ -
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	423,280	$ 1,236	$ 1,356	$ -
	12/31/2021	159 Farley Dr.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	1,010,859	$ 2,956	$ 3,072	$ -
2025	6/30/2025	750 N. Black Branch Rd.	Elizabethtown	KY	--	Dana Corporation	539,592	$ 2,840	$ 2,840	$ 2,960
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Dana Corporation	424,904	$ 1,688	$ 1,688	$ 1,756
		10000 Business Blvd.	Dry Ridge	KY	--	Dana Corporation	336,350	$ 1,344	$ 1,344	$ 1,402
		4010 Airpark Dr.	Owensboro	KY	--	Dana Corporation	211,598	$ 1,208	$ 1,208	$ 1,254
		730 N. Black Branch Rd.	Elizabethtown	KY	--	Dana Corporation	167,770	$ 536	$ 536	$ 558
2026	10/30/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass, Inc.	646,000	$ 1,940	$ 2,168	$ -
NA	NA	191 Arrowhead Dr.	Hebron	OH	--	(Available for Lease)	147,490	$ -	$ -	$ -
		6 Doughten Rd.	New Kingstown	PA	--	(Available for Lease)	162,000	$ -	$ -	$ -
		46600 Port St.	Plymouth	MI	--	(Available for Lease)	134,160	$ -	$ -	$ -
		3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	33,954	$ -	$ -	$ -
		6050 Dana Way	Antioch	TN	(7)	(Available for Lease)(Prior tenant Comprehensive Logistics)	338,700	$ 268	$ 268	$ -
		34 East Main St.	New Kingstown	PA	(7)	(Available for Lease)(Prior tenant Quaker Sales & Distribution, Inc.)	179,200	$ 420	$ 388	$ -
		4425 Purks Rd.	Auburn Hills	MI	--	(Available for Lease)	183,717	$ -	$ -	$ -
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						94.1% Leased	20,022,833	75,416	72,668

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2008	7/1/2008	1600 East 23rd St.	Chattanooga	TN	--	The Kroger Company	42,130	$ 708	$ 344	$ -
	10/31/2008	835 Julian Ave.	Thomasville	NC	--	Food Lion, Inc.	21,000	$ 108	$ 108	$ -
		1000 US Hwy. 17	North Myrtle Beach	SC	--	Food Lion, Inc.	43,021	$ 144	$ 244	$ -
	12/31/2008	7200 Cradle Rock Way	Columbia	MD	--	GFS Realty, Inc. (Giant Food, Inc.)	57,209	$ 300	$ 412	$ 146
2009	1/31/2009	35400 Cowan Rd.	Westland	MI	--	Sam’s Real Estate Business Trust	101,402	$ 752	$ 752	$ -
	3/31/2009	2500 E. Carrier Pkwy.	Grand Prairie	TX	--	Safeway Stores, Inc.	49,349	$ 496	$ 372	$ 274
		4512 N. Market St.	Spokane	WA	--	Safeway Stores, Inc.	38,905	$ 376	$ 264	$ 208
		Grant Rd. & Craycroft Road	Tucson	AZ	--	Safeway Stores, Inc.	37,268	$ 364	$ 304	$ 202
		N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Safeway Stores, Inc.	30,757	$ 332	$ 204	$ 185
		Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	--	Safeway Stores, Inc.	30,181	$ 272	$ 204	$ 152
	9/30/2009	Fort St. Mall, King St.	Honolulu	HI	--	Macy's Department Stores, Inc.	85,610	$ 988	$ 972	$ 990
	12/31/2009	4733 Hills & Dales Rd.	Canton	OH	--	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	37,214	$ 448	$ 396	$ 447
		1066 Main St.	Forest Park	GA	--	Bank South, N.A. (Bank of America Corporation)	14,859	$ 216	$ 188	$ 199
		201 West Main St.	Cumming	GA	--	Bank South, N.A. (Bank of America Corporation)	14,208	$ 216	$ 288	$ 198
		3468 Georgia Hwy. 120	Duluth	GA	--	Bank South, N.A. (Bank of America Corporation)	9,300	$ 144	$ 152	$ 133
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank South, N.A. (Bank of America Corporation)	6,260	$ 120	$ 96	$ 112
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank South, N.A. (Bank of America Corporation)	5,704	$ 104	$ 88	$ 95
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank South, N.A. (Bank of America Corporation)	4,565	$ 96	$ 76	$ 88
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank South, N.A. (Bank of America Corporation)	3,900	$ 84	$ 88	$ 78
		825 Southway Dr.	Jonesboro	GA	--	Bank South, N.A. (Bank of America Corporation)	4,894	$ 84	$ 64	$ 77
2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	40,800	$ 188	$ 332	$ 186
	11/30/2010	4160 Monument Rd.	Philadelphia	PA	--	Pathmark Stores, Inc.	50,000	$ 404	$ 320	$ 404
2011	5/31/2011	12535 S.E. 82nd Ave.	Clackamas	OR	--	Toys “R” Us, Inc.	42,842	$ 304	$ 324	$ 298
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	Toys “R” Us, Inc.	43,105	$ 280	$ 300	$ 279
		10 South Ave.	Garwood	NJ	--	Pathmark Stores, Inc.	52,000	$ 324	$ -	$ 277
		6910 S. Memorial Hwy.	Tulsa	OK	--	Toys “R” Us, Inc.	43,123	$ 256	$ 272	$ 255
		4811 Wesley St.	Greenville	TX	--	Safeway Stores, Inc.	48,427	$ 172	$ 240	$ 171
	9/30/2011	928 First Ave.	Rock Falls	IL	--	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	27,650	$ 76	$ 96	$ 140
	12/29/2011	13133 Steubner Ave.	Houston	TX	--	The Kroger Company	52,200	$ 280	$ 404	$ 281
2012	4/30/2012	4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 136	$ -
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 164	$ -
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 104	$ -
		119 North Balboa Rd.	El Paso	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 136	$ -
		10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 424	$ -
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	10,000	$ 164	$ 116	$ -

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
	5/31/2012	Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA	--	Safeway Stores, Inc.	44,425	$ 412	$ 576	$ 410
		3451 Alta Mesa Blvd.	Fort Worth	TX	--	Safeway Stores, Inc.	44,000	$ 304	$ 360	$ 304
		12000 East Mississippi Ave.	Aurora	CO	--	Safeway Stores, Inc.	24,000	$ 256	$ 276	$ 257
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	40,000	$ 324	$ 324	$ 326
		1415 Hwy. 377 East	Granbury	TX	--	Safeway Stores, Inc.	35,000	$ 204	$ 316	$ 203
		205 Homer Rd.	Minden	LA	--	Safeway Stores, Inc.	35,000	$ 192	$ 284	$ 193
		120 South Waco St.	Hillsboro	TX	--	Safeway Stores, Inc.	35,000	$ 160	$ 188	$ 161
2013	2/28/2013	3211 W. Beverly St.	Staunton	VA	--	Food Lion, Inc.	23,000	$ 164	$ 164	$ 166
		291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc.	23,000	$ 140	$ 124	$ 138
		104 Branchwood Shopping Center	Jacksonville	NC	--	Food Lion, Inc.	23,000	$ 84	$ 112	$ 84
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc.	23,000	$ 72	$ 84	$ 73
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc.	23,000	$ 60	$ 124	$ 62
	7/1/2013	302 Coxcreek Pkwy.	Florence	AL	--	The Kroger Company	42,130	$ 660	$ 312	$ 223
		1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Company	31,170	$ 468	$ -	$ 159
	10/31/2013	130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	59,000	$ 1,116	$ 1,196	$ 458
		Brown Mill Rd./US 601	Concord	NC	--	Food Lion, Inc.	32,259	$ 196	$ 164	$ 197
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	28,721	$ 192	$ 192	$ 193
		1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	29,119	$ 112	$ 156	$ 111
		Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	--	Food Lion, Inc.	33,640	$ 96	$ 152	$ 98
2014	2/28/2014	9580 Livingston Rd.	Oxon Hill	MD	--	GFS Realty, Inc. (Giant Food, Inc.)	107,337	$ 204	$ 272	$ 164
	3/31/2014	228th Ave., N.E.	Redmond	WA	--	Safeway Stores, Inc.	44,718	$ 504	$ 508	$ 279
		400 East Meridian Ave.	Milton	WA	--	Safeway Stores, Inc.	44,718	$ 476	$ 416	$ 264
		224th St. & Meridan Ave.	Graham	WA	--	Safeway Stores, Inc.	44,718	$ 412	$ 384	$ 229
		1642 Williams Ave.	Grants Pass	OR	--	Safeway Stores, Inc.	33,770	$ 292	$ 216	$ 162
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	--	Kohl's Department Stores, Inc.	76,164	$ 468	$ 464	$ 487
	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Save-A-Lot, Ltd.	16,037	$ 64	$ 60	$ 97
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores	68,024	$ 360	$ 480	$ 376
	4/30/2017	2401 Wooton Pkwy.	Rockville	MD	--	GFS Realty, Inc. (Giant Food, Inc.)	51,682	$ 116	$ 152	$ 92
	11/30/2017	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture	53,820	$ -	$ -	$ 400
2018	2/26/2018	4831 Whipple Ave., N.W.	Canton	OH	--	Best Buy Company, Inc.	46,350	$ 464	$ 464	$ 465
		399 Peach Wood Centre Dr.	Spartanburg	SC	--	Best Buy Company, Inc.	45,800	$ 396	$ 396	$ 395
	8/31/2018	2014 Cottman Ave.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 208	$ 108	$ 101
		363 West Lancaster Ave.	Wayne	PA	--	Citizens Bank of Pennsylvania	3,800	$ 200	$ 132	$ 97
		2001-03 Broad St.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 200	$ 104	$ 96
		15 South 52nd St.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 188	$ 88	$ 90
		1055 West Baltimore Pike	Lima	PA	--	Citizens Bank of Pennsylvania	3,800	$ 168	$ 52	$ 82

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
		7323-29 Frankford Ave.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 164	$ 128	$ 79
		25 East Main St.	Lansdale	PA	--	Citizens Bank of Pennsylvania	3,800	$ 156	$ 72	$ 75
		1025 West Lehigh Ave.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 148	$ 64	$ 72
		10650 Bustleton Ave.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 148	$ 88	$ 71
		559 North Main St.	Doylestown	PA	--	Citizens Bank of Pennsylvania	3,800	$ 148	$ 100	$ 71
		4947 North Broad St.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 140	$ 80	$ 67
		15 Newton – Richboro Rd.	Richboro	PA	--	Citizens Bank of Pennsylvania	3,800	$ 136	$ 88	$ 66
		6201 North 5th St.	Philadelphia	PA	--	Citizens Bank of Pennsylvania	3,800	$ 44	$ 32	$ 21
	12/31/2018	255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	107,489	$ 196	$ 556	$ -
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	90,933	$ 132	$ 348	$ -
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	193,193	$ 276	$ 732	$ -
		12080 Carmel Mountain Rd.	San Diego	CA	--	Kmart Corporation	107,210	$ 124	$ 752	$ -
		1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	94,970	$ 108	$ 328	$ -
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	120,727	$ 184	$ 480	$ -
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	--	Ong’s Family Inc.	61,000	$ 240	$ 404	$ -
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	--	Kohl's Department Stores, Inc.	102,381	$ 400	$ 424	$ 484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	(8)	PCC Natural Markets	34,459	$ -	$ -	$ -
NA	NA	5544 Atlanta Hwy.	Montgomery	AL	--	(Available for Lease)	60,698	$ -	$ -	$ -
		Kipling St. & Bowles Ave.	Littleton	CO	--	(Available for Lease)	29,360	$ -	$ -	$ -
		9400 South 755 East	Sandy	UT	--	(Available for Lease)	41,612	$ -	$ -	$ -
		3621 E Lincoln Way	Cheyenne	WY	--	(Available for Lease)	31,420	$ -	$ -	$ -
		1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	11,931	$ -	$ -	$ -
		5402 4th St.	Lubbock	TX	--	(Available for Lease)	53,820	$ -	$ -	$ -
	RETAIL TOTAL/WEIGHTED AVERAGE					93.6% Leased	3,550,088	22,296	23,060

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Annualized Cash Rent $000) (2)	Annualized GAAP Rent $000) (3)	Fixed Rent at Next Option ($000) (4)
SPECIALTY ASSETS
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	278,759	$ 1,508	$ 1,732	$ -
2015	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes, Inc.	275,750	$ 612	$ 7,376	$ 2,756
	SPECIALTY ASSETS TOTAL/WEIGHTED AVERAGE					100.0% Leased	554,509	$ 2,120	$ 9,108

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					94.35% Leased	41,992,721	$ 383,768	$ 373,872

(1) Square foot leased or vacant includes those tenants with month-to-month leases.
(2) Annualized cash rent is calculated as follows: quarterly rent obligation for the reported period, multiplied by 4.
(3) Annualized GAAP rent is calculated as follows: quarterly GAAP rent, multiplied by 4.
(4) Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.

LEXINGTON REALTY TRUST
2008 First Quarter Disposition Summary

	DISPOSITIONS

	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain Recognized ($000)	Cash Cap Rate	Month of Disposition
1	Dana Corporation	Gordonsville	TN	Industrial	$ 3,110	$ 575	11.4%	Jan
2	Marsh Supermarkets, Inc.	Carmel	IN	Retail	$ 2,950	$ -	5.4%	Jan
3	Raytheon Company	El Segundo	CA	Office	$ 118,083	$ 112	6.4%	March
3	TOTAL DISPOSITIONS				$ 124,143	$ 687	6.5%

LEXINGTON REALTY TRUST
2008 First Quarter Disposition to Net Lease Strategic Asset Fund L.P.

DISPOSITIONS TO NET LEASE STRATEGIC ASSETS FUND L.P.
	Tenants/Guarantors	Location		Property Type	Month of Disposition
1	ASM Lithography, Inc. (ASM Lithography Holding NV)	Tempe	AZ	Office	March
2	Baker Hughes, Inc.	Houston	TX	Office	March
3	Dana Corporation	Kalamazoo	MI	Industrial	March
4	Essex Group, Inc. (United Technologies Corporation)	Franklin	TN	Industrial	March
5	Experian Information Solutions, Inc. (TRW Inc.)	Allen	TX	Office	March
6	Honeywell, Inc.	Glendale	AZ	Office	March
7	Invensys Systems, Inc. (Siebe, Inc.)	Foxboro	MA	Office	March
8	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	Sugar Land	TX	Office	March
9	Siemens Dematic Postal Automation, L.P.	Arlington	TX	Office	March
10	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	Marshall	MI	Industrial	March
11	Time Customer Service, Inc. (Time, Inc.)	Tampa	FL	Office	March
11	TOTAL DISPOSITIONS TO NET LEASE STRATEGIC ASSETS FUND L.P.

LEXINGTON REALTY TRUST
2008 First Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	Cash Rent Per Annum ($000)
1	ABS Americas	Beaumont	TX	Office	11/2012	1,814	$ 24
2	Anthony L. Pace and Michael S. Moran	Honolulu	HI	Office	12/2010	321	$ 5
3	Arbor E&T, LLC	Honolulu	HI	Office	01/2013	3,463	$ 62
4	CB&I Constructor's, Inc.	Beaumont	TX	Office	07/2018	110,248	$ 1,772
5	Cityspace Real Estate, Inc.	Dallas	TX	Office	11/2009	1,161	$ 17
6	Edward D. Jones & CO, L.P.	Dallas	TX	Office	05/2013	1,320	$ 20
7	Lakewood Therapy	Dallas	TX	Office	03/2009	752	$ 11
8	MDG Medical, Inc.	Dallas	TX	Office	04/2011	660	$ 10
9	Profiles Financial Group, Inc.	Beaumont	TX	Office	01/2011	2,145	$ 28
10	Salon of Rocket Science	Dallas	TX	Office	12/2012	2,017	$ 27
10	TOTAL NEW LEASES					123,901	$ 1,976

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	Cash Rent Per Annum ($000)
1	ACS State & Local Solutions, Inc.	San Francisco	CA	Office	04/2013	6,169	$ 253
2	Comprehensive Logistics, Inc.	Antioch	TN	Industrial	02/2008	80,000	$ 66
3	Cox Communications	Tucson	AZ	Industrial	07/2022	28,591	$ 507
4	Damar Services, Inc.	Indianapolis	IN	Office	09/2008	5,756	$ 40
5	Linens-n-Things, Inc.	Swedesboro	NJ	Industrial	12/2010	262,644	$ 1,182
6	Litton Loan Servicing, L.P.	McDonough	GA	Office	08/2018	62,218	$ 1,091
7	Plastic Omnium Exteriors, LLC	Duncan	SC	Industrial	05/2018	222,103	$ 958
8	Safeway Stores, Inc.	Graham	WA	Retail	03/2014	44,718	$ 412
9	Safeway Stores, Inc.	Grants Pass	OR	Retail	03/2014	33,770	$ 161
10	Safeway Stores, Inc.	Milton	WA	Retail	03/2014	44,718	$ 476
11	Safeway Stores, Inc.	Redmond	WA	Retail	03/2014	44,718	$ 503
12	Siemens Product Lifecycle Management Software, Inc.	Milford	OH	Office	04/2016	221,215	$ 2,486
13	SprintCom, Inc.(1)	Lisle	IL	Office	02/2013	N/A	$ 22
14	Zwicker & Associates, P.C.	Hebron	KY	Office	07/2013	33,472	$ 111
14	TOTAL LEASE EXTENSIONS					1,090,092	$ 8,268

24	TOTAL NEW AND RENEWED LEASES					1,213,993	$ 10,244

	(1) Antenna lease.

LEXINGTON REALTY TRUST
2008 First Quarter Financing Summary

	FINANCING
	Issue	Term	Rate	Amount ($000)
1	Term Loan	2013	5.51%	$ 45,000
2	Term Loan	2013	5.51%	$ 25,000
2	TOTAL FINANCING		5.51%	$ 70,000

Selected Balance Sheet Account Detail
March 31, 2008

Investments in and advances to non-consolidated entities	$229,825

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$155,045
Investment in net lease partnerships	74,780

Other assets	$71,686

The components of other assets are:

Due from lender/trustee	$24,198
CIP/Deposits	13,291
Investments	15,829
Equipment	2,685
Prepaids	7,387
Other receivables	6,037
Other	2,259

Accounts payable and other liabilities	$49,045

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,269
CIP accruals and other	14,921
Taxes	1,246
Deferred lease costs	4,364
Subordinated notes	3,029
Deposits	1,215
Escrows	3,343
Transaction costs	4,506
Derivative liability	5,152

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2008
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000) (d)	Balloon Payment ($000)
Garwood, NJ		95	5.000%	05/2008	95	-
Decatur, GA		6,063	6.720%	06/2008	96	6,049
Palm Beach Gardens, FL		10,477	7.010%	06/2008	243	10,418
Canton, OH		2,969	7.150%	08/2008	104	2,936
Spartanburg, SC		2,465	7.150%	08/2008	87	2,438
Irvine, CA		2,750	9.339%	09/2008	2,826	-
Owensboro, KY		3,171	7.940%	12/2008	3,361	-
Columbia, MD		887	8.625%	12/2008	297	719
Clinton, CT		490	7.940%	12/2008	519	-
Long Beach, CA		10,778	6.250%	01/2009	11,286	-
Long Beach, CA		3,994	6.160%	01/2009	4,180	-
Florence, SC		8,606	7.500%	02/2009	724	8,443
Canton, OH		339	9.490%	02/2009	355	-
Baton Rouge, LA		1,558	7.375%	03/2009	191	1,478
Bristol, PA		5,397	7.250%	04/2009	571	5,228
Henderson, NC		3,977	7.390%	05/2009	417	3,854
Westland, MI		944	10.500%	09/2009	683	-
Houston, TX	(b)	19,464	5.810%	10/2009	2,032	18,229
High Point, NC		8,088	5.750%	10/2009	695	7,741
Salt Lake City, UT		4,076	7.610%	10/2009	2,901	-
San Francisco, CA		22,145	3.893%	12/2009	2,110	20,000
Pleasanton, CA		4,321	10.250%	12/2009	727	3,808
Richmond, VA		15,689	8.100%	02/2010	1,511	15,257
Fishers, IN	(b)	14,188	5.880%	04/2010	1,499	12,960
Hampton, VA		6,960	8.270%	04/2010	677	6,758
Hampton, VA		4,269	8.260%	04/2010	415	4,144
Lorain, OH	(b)	1,988	5.540%	07/2010	873	-
Manteca, CA	(b)	1,405	5.540%	07/2010	617	-
Watertown, NY	(b)	1,321	5.540%	07/2010	580	-
Lewisburg, WV	(b)	928	5.540%	07/2010	407	-
San Diego, CA	(b)	895	5.540%	07/2010	393	-
Galesburg, IL	(b)	788	5.540%	07/2010	346	-
Tampa, FL		5,720	6.880%	08/2010	485	5,495
Irving, TX	(b)	26,237	5.880%	10/2010	2,432	24,454
Lake Mary, FL	(b)	12,997	5.880%	10/2010	1,181	12,118
Lake Mary, FL	(b)	12,959	5.880%	10/2010	1,178	12,082
Herndon, VA		17,983	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b)	39,925	5.860%	03/2011	3,472	37,047
Renswoude, NA		41,787	5.305%	04/2011	3,189	39,473
Wallingford, CT		3,357	4.926%	05/2011	221	3,187
Auburn Hills, MI		6,546	7.010%	06/2011	637	5,918
Plymouth, MI		4,419	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,549	5.860%	08/2011	908	9,675
New Kingston, PA		6,743	7.790%	01/2012	678	6,101
Mechanicsburg, PA		4,977	7.780%	01/2012	500	4,503
New Kingston, PA		3,212	7.780%	01/2012	323	2,906

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2008
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000) (d)	Balloon Payment ($000)
Milford, OH	(b)	15,967	5.860%	02/2012	1,822	12,686
Lake Forest, CA		10,317	7.260%	02/2012	901	9,708
Fort Worth, TX	(b)	18,917	5.510%	05/2012	1,280	17,823
Memphis, TN		17,363	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b)	12,606	5.860%	05/2012	647	12,543
Lakewood, CO		8,471	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,524	5.860%	09/2012	1,500	17,724
Laurens, SC	(b)	16,167	5.870%	09/2012	1,396	14,022
Temperance, MI	(b)	10,838	5.870%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,438	5.520%	10/2012	443	5,943
San Antonio, TX		28,585	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,767	5.860%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,332	5.870%	12/2012	887	10,272
Fort Mill, SC		10,859	6.000%	01/2013	839	9,904
Centennial, CO	(b)	15,246	5.550%	02/2013	1,177	13,555
Los Angeles, CA	(b)	77,884	5.860%	05/2013	5,361	73,071
Atlanta, GA		44,065	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	39,449	5.550%	05/2013	2,702	36,467
Houston, TX		17,197	5.218%	05/2013	1,166	15,737
Southington, CT		13,404	5.018%	05/2013	890	12,228
Indianapolis, IN		9,383	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	476	8,550
Phoenix, AZ		18,719	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	16,290	6.000%	01/2014	3,361	-
Moody, AL		7,208	4.978%	01/2014	493	6,350
Logan Township, NJ	(b)	7,310	5.870%	04/2014	482	6,784
Clive, IA		5,762	5.139%	05/2014	387	5,151
Fort Mill, SC		20,171	5.373%	05/2014	1,364	18,311
Philadelphia, PA		48,555	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,536	8.000%	07/2014	313	-
3 Properties	(i)	103,511	6.150%	09/2014	6,366	103,511
Issaquah, WA	(b)	31,626	5.890%	12/2014	1,663	30,388
Canonsburg, PA	(b)	9,071	5.550%	12/2014	489	9,095
Chicago, IL	(b)	29,002	5.870%	01/2015	1,552	29,900
Carrollton, TX		13,865	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,885	5.870%	04/2015	888	10,359
Richmond, VA	(b)	19,494	5.510%	05/2015	1,026	18,292
Houston, TX		16,546	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	788	14,900
Houston, TX		12,922	5.210%	05/2015	874	11,265
Fishers, IN		12,833	5.160%	05/2015	865	11,188
San Antonio, TX		12,737	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	604	10,502
Los Angeles, CA		11,205	5.110%	05/2015	750	9,760
Richmond, VA		10,347	5.310%	05/2015	708	9,055
Harrisburg, PA		8,945	5.110%	05/2015	599	7,780

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2008
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000) (d)	Balloon Payment ($000)
Knoxville, TN		7,608	5.310%	05/2015	520	6,658
Tulsa, OK		7,480	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,262	5.870%	07/2015	1,204	18,677
Elizabethtown, KY		15,767	4.990%	07/2015	1,068	13,648
Hopkinsville, KY		9,242	4.990%	07/2015	626	7,999
Dry Ridge, KY		6,917	4.990%	07/2015	506	6,238
Owensboro, KY		6,168	4.990%	07/2015	452	5,568
Elizabethtown, KY		2,974	4.990%	07/2015	201	2,574
Houston, TX	(b)	57,084	6.250%	09/2015	8,323	18,318
Houston, TX	(b)	23,206	6.250%	09/2015	3,420	6,985
Sugar Land, TX	(b)	14,765	6.250%	09/2015	2,124	6,286
Danville, IL		6,126	9.000%	01/2016	692	4,578
Bridgewater, NJ		14,805	5.732%	03/2016	849	13,751
Omaha, NE		8,772	5.610%	04/2016	621	7,560
Tempe, AZ		8,284	5.610%	04/2016	586	7,140
Lisle, IL		10,450	6.500%	06/2016	764	9,280
Dallas, TX	(b)	18,558	5.870%	07/2016	1,136	18,363
Rochester, NY		18,800	6.210%	08/2016	1,311	16,602
Statesville, NC		14,100	6.210%	08/2016	983	12,451
Rockford, IL		6,900	6.210%	08/2016	481	6,093
Glenwillow, OH		17,000	6.130%	09/2016	1,141	14,987
Memphis, TN		3,951	5.710%	01/2017	241	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Shreveport, LA		19,000	5.690%	04/2017	1,096	19,000
Coppell, TX		14,400	5.710%	06/2017	834	14,400
Dubuque, IA		10,558	5.402%	06/2017	733	8,725
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,275	7.750%	07/2018	108	-
Manteca, CA	(b)	902	7.750%	07/2018	77	-
Watertown, NY	(b)	848	7.750%	07/2018	72	-
Lewisburg, WV	(b)	595	7.750%	07/2018	51	-
San Diego, CA	(b)	574	7.750%	07/2018	49	-
Galesburg, IL	(b)	506	7.750%	07/2018	43	-
Overland Park, KS	(b)	37,468	5.900%	05/2019	2,224	31,819
Kansas City, MO	(b)	17,876	5.900%	05/2019	1,061	15,182
Streetsboro, OH	(b)	19,475	5.900%	09/2019	1,238	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b)	29,226	6.250%	01/2021	2,496	-
Hilliard, OH		28,960	5.907%	02/2021	1,734	27,483
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	19,271	6.750%	03/2021	1,696	-
Antioch, TN	(b)	14,619	5.630%	10/2021	1,580	774
Whippany, NJ		16,556	6.298%	11/2021	1,344	10,400
Dillon, SC		22,837	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg. /Years Remaining		1,864,242	5.912%	6.3	171,312	1,540,952

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2008
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Est. Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	-	-	06/2009	-	-
Term Loan	(f)(j)	213,635	3.680%	06/2009	7,862	213,635
Exchangeable Notes	(e)	350,000	5.450%	01/2012	19,075	350,000
Term Loan	(h)(j)(k)	45,000	5.510%	03/2013	2,514	45,000
Term Loan	(h)(k)	25,000	5.510%	03/2013	1,397	25,000
Trust Preferred Notes	(g)	200,000	6.804%	04/2037	13,608	200,000
Subtotal/Wtg. Avg. /Years Remaining		833,635	5.326%	9.2	44,456	833,635
Total/Wtg. Avg. /Years Remaining		$ 2,697,877	5.731%	7.2	$ 215,768	$ 2,374,587

Footnotes
(a) Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b) Debt balances based upon imputed interest rates.
(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f) Floating rate debt 30 day LIBOR plus 60 bps.
(g) Rate fixed through April 2017, thereafter LIBOR plus 170 bps.
(h) Rate is swapped to fixed rate through maturity.
(i) Debt on three cross-collateralized properties located in Nevada, Indiana, and Tennessee.
(j) An aggregate of $14,014 of these loans are included in discontinued operations.
(k) Represents full payable of loans, discount of $5,696 excluded from balance.

LEXINGTON REALTY TRUST Unconsolidated Properties: Mortgages & Notes Payable 3/31/2008
Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
One Arkansas		$ 441	$ 153	6.850%	05/2008	$ 457	$ -	$ -
Net Lease Strategic		10,413	4,915	7.800%	04/2009	988	10,236	4,831
Dallas Commerce		13,508	3,499	6.680%	06/2009	9,614	-	-
BCBS LLC		23,114	9,246	7.850%	10/2009	2,196	22,586	9,034
Net Lease Strategic		7,911	3,734	6.930%	08/2010	673	7,603	3,589
Harpard		1,400	381	9.875%	01/2011	569	-	-
Net Lease Strategic		2,240	1,057	7.500%	01/2011	226	2,076	980
Net Lease Strategic		14,033	6,624	7.400%	04/2011	1,258	13,365	6,308
Net Lease Strategic		30,582	14,435	5.126%	05/2011	1,593	30,582	14,435
Taber		863	235	10.125%	06/2011	313	-	-
Jayal		1,185	352	11.500%	03/2012	380	-	-
Net Lease Strategic		22,761	10,743	5.147%	05/2012	1,188	22,153	10,456
Net Lease Strategic		11,605	5,478	7.670%	01/2013	2,887	-	-
Net Lease Strategic		13,285	6,271	5.148%	05/2013	893	12,144	5,732
Net Lease Strategic		4,997	2,359	5.950%	09/2013	381	4,496	2,122
Net Lease Strategic		20,825	9,829	5.810%	02/2014	1,551	18,588	8,774
Net Lease Strategic		9,567	4,516	5.616%	04/2014	696	8,484	4,004
Net Lease Strategic		17,181	8,109	5.411%	05/2015	1,188	15,087	7,121
Net Lease Strategic - Oklahoma TIC		14,749	2,788	5.240%	05/2015	786	13,673	2,584
Net Lease Strategic		12,675	5,983	5.212%	06/2015	712	11,349	5,357
Net Lease Strategic		6,227	2,939	5.783%	06/2015	462	5,371	2,535
Net Lease Strategic		6,424	3,032	8.036%	09/2015	943	2,222	1,049
Net Lease Strategic		1,423	672	8.500%	09/2015	271	-	-
Net Lease Strategic		8,725	4,118	6.090%	01/2016	668	7,446	3,515
Net Lease Strategic		6,449	3,044	6.090%	04/2016	494	5,465	2,579
Net Lease Strategic		6,560	3,096	6.315%	09/2016	490	5,723	2,701
One Summit		19,627	5,888	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,272	4,376	6.063%	11/2016	685	8,023	3,787
One Summit		12,649	3,795	10.625%	11/2016	2,239	-	-
Net Lease Strategic		9,239	4,361	5.910%	10/2018	728	6,624	3,127

LEXINGTON REALTY TRUST Unconsolidated Properties: Mortgages & Notes Payable 3/31/2008
Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
Dallas Commerce	12,512	3,241	15.000%	12/2018	1,877	-	-
Net Lease Strategic	9,986	4,713	6.010%	08/2019	753	7,658	3,615
Net Lease Strategic	7,500	3,540	6.507%	11/2019	496	6,692	3,159
Net Lease Strategic	10,065	4,751	6.270%	12/2019	775	7,755	3,660
Net Lease Strategic	10,182	4,806	5.930%	10/2020	750	7,660	3,616
Net Lease Strategic	9,648	4,554	5.460%	12/2020	746	5,895	2,782
Net Lease Strategic	9,706	4,581	5.640%	01/2021	692	7,018	3,312
Net Lease Strategic	12,911	6,094	5.380%	08/2025	1,142	362	171
Subtotal/Wtg. Avg. (5)/Years Remaining (6)	$ 402,440	$ 172,308	6.488%	6.9	$ 46,104	$ 276,336	$ 124,935

LEXINGTON REALTY TRUST Unconsolidated Properties: Mortgages & Notes Payable 3/31/2008
Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
Corporate
Concord	(1)	41,172	20,586	3.603%	11/2008	1,504	41,172	20,586
Concord	(4)	36,016	18,008	3.600%	12/2008	1,315	36,016	18,008
Concord	(4)(8)	16,214	8,107	3.603%	03/2009	592	16,214	8,107
Concord	(2)(7)	268,670	134,335	4.175%	03/2009	11,373	268,670	134,335
Concord	(4)	59,613	29,807	3.713%	12/2012	2,244	59,613	29,807
Concord	(3)	366,650	183,325	3.101%	12/2016	11,527	366,650	183,325
Subtotal/Wtg. Avg. (5)/Years Remaining (6)		$ 788,335	$ 394,168	3.573%	4.8	$ 28,555	$ 788,335	$ 394,168
Total/Wtg. Avg. (5)/Years Remaining (6)		$ 1,190,775	$ 566,476	4.459%	5.4	$ 74,659	$ 1,064,671	$ 519,103

Footnotes
(1) Represents amount outstanding on $150.0 million repurchase agreement, variable rate.
(2) Represents amount outstanding on $350.0 million repurchase agreement, variable rate.
(3) Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets.
(4) Represents amount outstanding on term loans.
(5) Weighted average interest rate based on proportionate share.
(6) Weighted average years remaining on maturities based on proportionate debt balance.
(7) Maturity date can be extended to 03/2011 if certain criteria are met.
(8) Maturity date can be extended to 03/2012 if certain criteria are met.
(9) Amounts represent estimated 12 months debt service regardless of maturity date.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
3/31/2008
Consolidated Properties
Year	Scheduled Amortization ($000)	Balloon Payments ($000)		Balloon Weighted Average Interest Rate (%)
2008-remaining	$ 35,578	$ 22,560		7.02%
2009	49,017	68,781	(1)	5.93
2010	36,552	110,569		6.83
2011	33,167	99,471		5.77
2012	33,372	183,794	(2)	5.98
	$ 187,686	$ 485,175		6.17%

Joint Venture Investments - LXP Proportionate Share
Year	Scheduled Amortization ($000)	Balloon Payments ($000)		Balloon Weighted Average Interest Rate (%)
2008-remaining	$ 4,601	$ 38,594		3.60%
2009	5,575	156,307		4.47
2010	4,666	3,589		6.93
2011	4,757	21,723		5.89
2012	4,859	40,263		4.09
	$ 24,458	$ 260,476		4.43%

Footnotes
(1) Excludes corporate level debt of $213,635.
(2) Excludes corporate level debt of $350,000.

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
3/31/08
($000)

Year	Cash	GAAP

2008-remaining	$278,377	$277,463
2009	334,014	338,929
2010	288,771	292,571
2011	272,255	277,557
2012	245,263	252,243

Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated lease are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services 480 Washington Blvd.	Patrick Carroll Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900 (800) 850-3948 www.bnymellon.com/shareowner/isd	Telephone (direct) Facsimile (main) E-mail	(212) 692-7215 (212) 594-6600 pcarroll@lxp.com

Research Coverage

Bear, Stearns & Co., Inc.
Ross Smotrich
Jeffrey Langbaum
George Hoglund, CFA

Cantor Fitzgerald
Philip Martin
Matthew Thorp

Friedman, Billings, Ramsey
Merrill Ross
Gabe Poggi

J.P. Morgan Chase
Anthony Paolone, CFA
Michael W. Mueller, CFA
Joseph Dazio, CFA
Gregory P. Stuart
(212) 272-8046 (212) 272-4201 (212) 272-6272 (312) 469-7485 (312) 469-7484 (703) 312-9769 (703) 469-1141 (212) 622-6682 (212) 622-6689 (212) 622-6416 (212) 622-5390	Keefe, Bruyette & Woods Sheila K. McGrath Raymond James & Assoc. Paul Puryear Stifel Nicolaus John W. Guinee	(212) 887-7793 (727) 567-2253 (443) 224-1307